UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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H&Q Healthcare Investors
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H&Q HEALTHCARE INVESTORS
2 Liberty Square, 9th Floor
Boston, Massachusetts 02109
(617) 772-8500

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of
H&Q HEALTHCARE INVESTORS:

An Annual Meeting of Shareholders of H&Q Healthcare Investors (the "Fund" or "HQH") will be held on Friday, July 8, 2011 at 9:00 a.m. at the offices of the Fund, 2 Liberty Square, 9th floor, Boston, Massachusetts 02109, for the following purposes:

(1)  The election of Trustees of each Fund;

(2)  The ratification or rejection of the selection of Deloitte & Touche LLP as the independent registered public accountants of the Fund for the fiscal year ending September 30, 2011;

(3)  The approval of an amendment to the Fund's Amended and Restated Declaration of Trust to remove certain limitations on the Trustees' authority to cause the Fund to repurchase its outstanding shares;

(4)  Take action on a shareholder proposal, if properly presented at the meeting; and

(5)  The transaction of such other business as may properly come before the Annual Meeting and any adjournment(s) or postponement(s) thereof.

Shareholders of record at the close of business on June 6, 2011 will be entitled to vote at the Annual Meeting or at any adjournment(s) or postponement(s) thereof.

By Order of the Board of Trustees,

Daniel R. Omstead, Ph.D.
President

June 9, 2011

Please complete, date and sign the Proxy for the shares held by you and return the Proxy in the envelope provided so that your vote can be recorded. No postage is required if the envelope is mailed in the United States. It is important that you return your signed Proxy promptly, regardless of the size of your holdings, so that a quorum may be assured.

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H&Q HEALTHCARE INVESTORS

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees of H&Q Healthcare Investors (the "Fund" or "HQH") of proxies to be voted at the Annual Meeting of Shareholders of the Fund to be held on July 8, 2011 (the "Annual Meeting"), and any adjournment(s) or postponement(s) thereof, for the purposes set forth in the accompanying Notice of Annual Meeting, dated June 9, 2011. This Proxy Statement, the Notice of Annual Meeting and the Proxy Card(s) are first being mailed to shareholders on or about June 9, 2011.

Proposal 1 relates to the election of Trustees for the Fund, Proposal 2 relates to the ratification of the selection of the independent registered public accountants of the Fund, Proposal 3 relates to the amendment of the Fund's Declaration of Trust to remove certain limitations on the Trustees' authority to cause the Fund to repurchase its outstanding shares, and Proposal 4 relates to a shareholder proposal to be acted on, if properly presented at the meeting.

The Fund will furnish, without charge, a copy of its Annual Report, or the most recent Semi-Annual Report succeeding the Annual Report, if any, to a shareholder upon request. Requests may be sent to the Fund at 2 Liberty Square, 9th Floor, Boston, MA 02109 or be made by calling (800) 451-2597.

Proposal 1
ELECTION OF TRUSTEES

The Fund's Declaration of Trust provides that its Board of Trustees shall be divided into three classes with staggered terms. The term of office of the Class A Trustees expires on the date of the 2011 Annual Meeting, and the term of office of the Class B and Class C Trustee will expire one and two years, respectively, thereafter. Trustees chosen to succeed the Class A Trustees whose terms are expiring will be elected for a three-year term.

The Fund's Declaration of Trust provides that a majority of its Trustees shall fix the number of the entire Board of Trustees and that such number shall be at least three and no greater than fifteen. The Fund's Board of Trustees has fixed the number of Trustees at eight. Proxies will be voted for the election of the following two nominees to serve as Class A Trustees until the 2014 Annual Meeting: Rakesh K. Jain, Ph.D. and Lucinda H. Stebbins, CPA. Each nominee is presently serving as a Class A Trustee and has consented to continue to so serve. In the event that a nominee is unable to serve for any reason (which is not now expected) when the election occurs, the accompanying Proxy will be voted for such other person or persons as the Board of Trustees may recommend.

The Class B Trustees serving until the 2012 Annual Meeting are Lawrence S. Lewin, Daniel R. Omstead, Ph.D. and Uwe E. Reinhardt. The Class C Trustees serving until the 2013 Annual Meeting are Eric Oddleifson, Oleg M. Pohotsky and William S. Reardon.

The Board believes that each Trustee's experience, qualifications, attributes and skills on an individual basis and in combination with those of other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes or skills common to all Trustees are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Fund's investment adviser (the "Adviser"), the administrator and other service providers, counsel and independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee's ability to perform the duties of a trustee effectively has been attained and enhanced through the Trustee's education, professional training and other life experiences, such as business, consulting or public service positions and through experience from service as a member of this Fund's Board and that of H&Q Life Sciences Investors ("HQL"), public companies, or non-profit entities or other organizations.

Rakesh K. Jain, Ph.D.: Dr. Rakesh Jain is the Andrew Werk Cook Professor of Tumor Biology in the Department of Radiation Oncology at Harvard Medical School and the Director of the Edwin L. Steele Laboratory of Tumor Biology at Massachusetts General Hospital. He serves on the Governance and Nominating Committees of the Funds. Prior to joining Harvard, he was professor of chemical engineering at Columbia University and Carnegie Mellon University. Dr. Jain is regarded as a pioneer in the fields of tumor biology, drug delivery, in vivo imaging and bioengineering. Dr. Jain has authored more than 520 publications. He serves on advisory panels to government, industry and academia, and is a member of editorial advisory boards of ten journals, including Nature Reviews Cancer and Nature Reviews Clinical Oncology. He has received more than 50 major awards and lectureships, including a Guggenheim Fellowship, the Humboldt Senior Scientist Award, the National Cancer Institute's Research Career Development Award and Outstanding Investigator Grant, the Academic Scientist of the Year Award from the Pharmaceutical Achievements Awards, the Distinguished Service Award from Nature Biotechnology and the Innovator Award from the DoD Breast Cancer Program. He is a member of all three branches of US National Academies – the Institute of Medicine, the National Academy of Engineering and the National Academy of Sciences – and the American Academy of Arts and Sciences.

Lawrence S. Lewin, MBA: Mr. Lewin serves as Chairman of the Board of Trustees and Chairman of the Governance and Nominating Committees. Mr. Lewin was the Chief Executive Officer for 30 years of the Lewin Group, which he founded in 1970. The Lewin Group, a premier healthcare public policy and management consulting firm, delivers objective analyses and strategic counsel to prominent public agencies, nonprofit organizations, industry associations and private companies across the United States. He has served on the Boards of a number of healthcare companies, including Intermountain Health Care, Medco Health Solutions, Inc., CardioNet, Inc., and CareFusion, and is currently a member of the Board of Regents of the Uniformed Services University of the Health Sciences. Mr. Lewin is an elected member of the Institute of Medicine since 1984. He holds an AB degree from Princeton University and an MBA from the Howard Business School.

Eric Oddleifson: Mr. Oddleifson is a pioneer in the field of sustainable timber investing for institutional investors interested in strong real rates of return over long periods of time, which has grown to $50 billion since its inception in 1982. He also serves on the Audit and Valuation Committees of the Fund. He has established two timber investment management companies with combined assets under management of $4.5 billion from foundations, endowments and pension funds. Mr. Oddleifson currently acts as sustainability consultant to Grantham, Mayo & van Otterloo, a privately held investment manager in Boston, MA. He graduated from Harvard College and Harvard Business School. After graduating he worked as a consultant with Arthur D. Little where he was involved in collaborative research to address client problems. He serves as a trustee of the Marjorie Harris Reynolds Foundation and Arts | Learning, the successor organization to the Center for Arts in the Basic Curriculum which he founded in 1989.

Daniel R. Omstead, Ph.D.: Dr. Omstead is President and Chief Executive Officer of Hambrecht & Quist Capital Management, Inc. (the "Adviser"), a registered investment adviser that serves as investment adviser to HQH and HQL. Dr. Omstead is also President of HQL and HQH. Dr. Omstead is portfolio manager for the public and restricted/venture portfolios within HQH and HQL. As part of these responsibilities, Dr. Omstead is a member of the Board of Directors of several portfolio companies including Magellan Biosciences, Concentric Medical, Tibion Corporation and Palyon Medical. Prior to joining HQCM, Dr. Omstead was President and CEO of Reprogenesis, Inc. a private development stage biotech company which developed therapies in the field of tissue engineering and regenerative medicine. Before joining Reprogenesis, Dr. Omstead was Senior Vice President, Research and Development at Cytotherapeutics, Inc, a public biotech company. Prior to entering the biotech industry, Dan was employed for fourteen years in positions of increasing responsibility within the pharmaceutical industry at Ortho Pharmaceutical Corporation and at the R.W. Johnson Pharmaceutical Research Institute, both divisions of Johnson & Johnson, and at Merck, Sharpe and Dohme Research Laboratories, a division of Merck and Company. Dan holds Ph.D. and Master's Degrees in Chemical Engineering and Applied Chemistry from Columbia University and a B.S. degree in Civil Engineering from Lehigh University. He is a member of the Board of Directors of a non-profit agency that provides emergency shelter, housing and supportive services to homeless and low-income individuals and families in the Boston area. Dr. Omstead is also a member of the Board of Visitors of the Columbia University School of Engineering and Applied Science and an Overseer at the Joslin Diabetes Center.

Oleg M. Pohotsky: Mr. Pohotsky is a corporate finance and investment professional with over forty years of diversified experience gained both in industry and in financial markets. He serves as Chair of the Fund's Audit Committee and Valuation Committee. He has over 45 years of cumulative board experience, in the full range of organization types; publicly-traded, privately-held, venture-backed and non-profit. He has also served as a director of a healthcare services company listed on the Nasdaq NMS where he was a member of the audit committee. In his various directorships he has also served on investment, compensation, personnel and executive committees. His career spanned over twenty years in the investment industry both as an investment banker and as a venture capital and private equity investor and included serving as chair of the valuation and fairness opinion committee of a NYSE-member firm. Mr. Pohotsky also currently serves on the Board of Directors of Avangardco Investments Public Ltd., an LSE-listed agribusiness enterprise based in Ukraine, and on the Board of Advisors of Kaufman & Co., LLC, a Boston-based boutique investment banking firm, and is affiliated with GovernanceMetrics International, Inc. as a Senior Advisor. Mr. Pohotsky holds a BSChE degree from Clarkson University, a JD degree from the University of Miami and MBA from the Harvard Business School of Business Administration. He has also been awarded an honorary doctorate by Clarkson University.

William S. Reardon, CPA: Mr. Reardon's personal experience as a Life Science audit partner at PricewaterhouseCooper ("PwC"), with a broad spectrum of companies across the corporate life cycle from startup to successful product driven pharmaceutical companies, provides the Trustees of the Fund, and especially the Valuation Committee with a valuable perspective in analyzing life science company opportunities and in valuing the venture portion of the portfolio. Until 2002 Mr. Reardon was a business assurance partner in PwC's Boston office and leader of the Life Sciences Industry Practice for New England and the Eastern U.S., working closely with many of the Firm's public clients in SEC-registered equity, convertible and R&D limited partnership offerings and many initial public offerings. He serves on the Valuation Committee of the Fund. From 1998-2000 he served on the Board of the Emerging Companies Section of Biotechnology Industry ("BIO") and the Board of Directors of the Massachusetts Biotechnology Council ("MBC") from 2000 to 2002. He has been a frequent speaker at BIO conferences and MBC Industry meetings on issues affecting biotechnology companies. He currently also serves as a board member and audit committee chair of two development-stage public companies, Synta Pharmaceuticals and Idera Pharmaceuticals. Mr. Reardon is member of the American Institute of CPAs and the Massachusetts Society of CPAs, with an MBA from Harvard Business School and a BA in East Asian History from Harvard College.

Uwe E. Reinhardt, Ph.D.: Dr. Reinhardt is the James Madison Professor of Political Economy at Princeton University, teaching economics and public affairs since 1968, and has been a member of the Institute of Medicine of the National Academy of Sciences since 1978. He serves on the Audit Committee of the Fund. Dr. Reinhardt is recognized as one of the nation's leading authorities on health care economics, a prominent scholar in health care economics and a frequent speaker and author on subjects ranging from the war in Iraq to the future of Medicare. He is a past president of the Association of Health Services Research. From 1986 to 1995 he served as a commissioner on the Physician Payment Review Committee, established in 1986 by Congress to advise it on issues related to the payment of physicians. He is a senior associate of the Judge Institute for Management of Cambridge University, UK, and a trustee of Duke University, and the Duke University Health System. Dr. Reinhardt is or was a member of numerous editorial boards, among them the Journal of Health Economics, the Milbank Memorial Quarterly, Health Affairs, the New England Journal of Medicine, and the Journal of the American Medical Association. Dr. Reinhardt received his Ph.D. from Yale University.

Lucinda H. Stebbins, CPA: Ms. Stebbins brings to the Board over twenty years experience working in the fund industry. She serves on the Audit, Governance and Nominating Committees of the Fund. She started her fund career with the investment management firm of Scudder, Stevens and Clark which was later merged into the U.S operations of Zurich Financial Services, and then finally acquired by Deutsche Bank. She served as a Senior Vice President at Scudder Investments and subsequently as a Director at Deutsche Asset Management and was an officer of approximately 200 funds in these complexes. Ms. Stebbins' expertise is in the accounting, tax, and regulatory side of the business and she continues to act as an independent consultant to the fund industry. Prior to joining Scudder, she was a Senior Manager at Price Waterhouse and is a member of the Massachusetts Society of CPAs. She also serves on the Board of Bald Peak Land Company and has been on a number of non-profit Boards. She holds an MBA degree from Babson College and a BA in economics from Wellesley College.

The Trustees and their principal occupation for at least the last five years are set forth in the table below.

Name (Age), Address, Position(s) Held with the Funds and Length of Time Served, Principal Occupation(s) and Other Directorships Held by the Trustee or Nominee for Trustee During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee or Nominee for Trustee
INDEPENDENT TRUSTEES AND NOMINEES
Rakesh K. Jain, Ph.D. ^▲ (60), 2 Liberty Square, 9th Floor, Boston MA 02109 Trustee, HQH and HQL (since 2007); Director, Steele Lab of Tumor Biology at Massachusetts General Hospital (since 1991); A.W. Cook Professor of Tumor Biology (Radiation Oncology) at Harvard Medical School (since 1991); Ad hoc Consultant/Scientific Advisory Board Member for pharmaceutical/biotech companies (various times since 2002); Ad hoc Consultant, Gershon Lehman Group (since 2004); Advisory Committee Member, Department of Biotechnology, Government of India (since 2004).	2
Lawrence S. Lewin ^▲+ (73), 2 Liberty Square, 9th Floor, Boston MA 02109 Trustee, HQH (since 1987) and HQL (since 1992); Chairman, HQH and HQL (since 2000); Self-employed Executive Consultant (since 1999); Director, CardioNet, Inc. (2001-2007); Director, Medco Health Solutions, Inc. (2003-2007); Director, Care Fusion, Inc. (2005-2006).	2
Eric Oddleifson **#+ (76), 2 Liberty Square, 9th Floor, Boston MA 02109 Trustee, HQH and HQL (since 1992); Consultant, GMO Renewable Resources LLC (since 2006); Senior Adviser, The Corporate Library (since 2007); Partner, GMO Renewable Resources LLC (1997-2005); Director, Marjorie Harris Reynolds Foundation (since 1996) and The National Arts & Learning (since 1998).	2
Oleg M. Pohotsky **#+ (64), 2 Liberty Square, 9th Floor, Boston MA 02109 Trustee, HQH and HQL (since 2000); Consultant and Managing Partner, Right Bank Partners (since 2002); Adviser, Board of Advisers, Kaufman & Co. LLC (since 2008); Organizer/Incorporator, EmprendMex (since 2009); Director, Avangard Investment Holdings (since 2011).	2
William S. Reardon # (64), 2 Liberty Square, 9th Floor, Boston MA 02109 Trustee, HQH and HQL (since 2010); Partner, PricewaterhouseCoopers LLP (1980-2002); Director, Idera Pharmaceuticals, Inc. (since 2002); Director, Synta Pharmaceuticals Corp. (since 2004).	2
Uwe E. Reinhardt, Ph.D. ** (73), 2 Liberty Square, 9th Floor, Boston MA 02109 Trustee, HQH (since 1988) and HQL (since 1992); Professor of Economics, Princeton University (since 1968); Director, Boston Scientific Corporation (since 2002); Director, Amerigroup, Inc. (since 2002).	2
Lucinda H. Stebbins, CPA **^▲ (65), 2 Liberty Square, 9th Floor, Boston MA 02109 Trustee, HQH and HQL (since 2006); Independent Consultant, Deutsche Bank (since 2004); Director, Deutsche Asset Management (2002-2004); Director, Bald Peak Land Company (since 2008); Trustee, Massachusetts Hospital School (1997-2008).	2
INTERESTED TRUSTEE
Daniel R. Omstead, Ph.D. * (57), 2 Liberty Square, 9th Floor, Boston, MA 02109 Trustee, HQH and HQL (since 2003). President, HQH and HQL (since 2001). President, Chief Executive Officer and Managing Member, Hambrecht & Quist Capital Management LLC (since 2002). Director, Magellan Biosciences, Inc. (since 2006). Director, Elemé Medical, Inc. (since 2008). Director, Concentric Medical, Inc. (2003-2007; 2008-present). Director, Palyon Medical Corporation (since 2009). Director, Tibion Corporation (since 2011).	2

  *  Trustee considered to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), through position or affiliation with the Adviser.

  **  Member of each Fund's Audit Committee.

   ^  Member of each Fund's Governance Committee.

   ▲  Member of each Fund's Nominating Committee.

  #  Member of each Fund's Valuation Committee.

  +  Member of each Fund's Qualified Legal Compliance Committee.

The following table sets forth, for each Trustee, the aggregate dollar range of equity securities owned by such Trustee in the Fund and in the aggregate in the Fund and HQL, as of February 28, 2011. The information as to beneficial ownership is based upon statements furnished by each Trustee.

Name of Trustee or Nominee	Dollar Range of Equity Securities in HQH	Dollar Range of Equity Securities in HQL	Aggregate Dollar Range of Equity Securities in Both Funds Overseen by Trustee in Fund Complex
Independent Trustees
Rakesh K. Jain, Ph.D.	None	None	None
Lawrence S. Lewin	$50,001-$100,000	$10,001-$50,000	Over $100,000
Eric Oddleifson	$50,001-$100,000	$10,001-$50,000	$50,001-$100,000
Oleg M. Pohotsky	None	None	None
William S. Reardon	None	None	None
Uwe E. Reinhardt, Ph.D.	$10,001-$50,000	$10,000-$50,000	$10,001-$50,000
Lucinda H. Stebbins, CPA	$50,001-$100,000	$50,000-$100,000	Over $100,000
Interested Trustee
Daniel R. Omstead, Ph.D.	Over $100,000	Over $100,000	Over $100,000

Although Trustees are encouraged to attend the annual meetings of shareholders to the extent they are able, the Fund has no formal policy with regard to board members' attendance at annual meetings of shareholders. Last year, all the eight Trustees then in office attended the annual meeting of shareholders.

Shareholders wishing to send communications to the Board may communicate with members of the Board of Trustees by submitting a written communication directed to the Board of Trustees in care of the Fund's President, Daniel R. Omstead, Ph.D., at 2 Liberty Square, 9th Floor, Boston, MA 02109.

Trustees – Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board is comprised of eight individuals, seven of whom are not "interested persons" of the Fund as defined in the 1940 Act ("Independent Trustee"). The Chairman of the Board is an Independent Trustee. The Chairman presides at meetings of the Trustees, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Independent Trustees and the Fund's management between Board meetings. Except for any duties specified herein, the designation as Chairman does not impose any obligations or standards greater than or different from other Trustees.

The Board holds regular quarterly meetings each year to consider and address matters involving the Fund. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also meet outside the presence of management in executive session at least quarterly and have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has established Audit, Governance, Nominating, Valuation and Qualified Legal Compliance Committees to assist the Board in the oversight of the management and affairs of the Fund. All of the members of these Committees are Independent Trustees. From time to time the Board may establish additional committees or informal working groups to deal with specific matters.

The Fund is subject to a number of risks including investment, compliance, operational and valuation. Although the Adviser and the officers of the Fund are responsible for managing these risks on a day-to-day basis, the Board has adopted, and periodically reviews, policies and procedures designed to address these risks. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with the Fund's Chief Compliance Officer, the Fund's independent public accounting firm, and legal counsel to the Fund. These interactions include discussing the Fund's risk management and controls with the independent registered public accounting firm engaged by the Fund, reviewing valuation policies and procedures and the valuations of specific restricted securities, and receiving periodic reports from the Fund's Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund's and such providers' compliance programs. The Board's oversight function is facilitated by management reporting processes designed to provide information to the Board regarding the identification, assessment, and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund's risk management from time to time and may change the manner in which it fulfills its oversight responsibilities at its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning and may make changes at its discretion at any time.

Standing Committees

Audit Committee. The Fund has an Audit Committee comprised solely of Independent Trustees of the Fund and the Adviser and who are "independent" as defined in the New York Stock Exchange ("NYSE") Listing Standards. The Fund's Board of Trustees has adopted a written charter for the Audit Committee. The Audit Committee charter is available at http://www.hqcm.com/Reports/AuditCommitteeCharterFebruary2007.pdf. The principal purpose of the Fund's Audit Committee is to assist the Board of Trustees in fulfilling its responsibility to oversee management's conduct of the Fund's financial reporting process, including reviewing the financial reports and other financial information provided by the Fund, the Fund's systems of internal accounting and financial controls and the annual independent audit process.

The Audit Committee's role is one of oversight, and it is recognized that the Fund's management is responsible for preparing the Fund's financial statements and that the Fund's independent registered public accountant is responsible for auditing those financial statements. Although each Audit Committee member must be financially literate and one member must have accounting or financial management expertise (as determined by the Board of Trustees in its business judgment), Audit Committee members are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including with respect to auditor independence. Audit Committee members rely, without independent verification, on the information provided to them and on the representations made by management and the Fund's independent registered public accountants.

The members of the Fund's Audit Committee are Mr. Oddleifson, Mr. Pohotsky, Dr. Reinhardt and Ms. Stebbins. Mr. Pohotsky is the Chairman of the Fund's Audit Committee. The Fund's Audit Committee held four meetings during the fiscal year ended September 30, 2010.

Governance Committee. The Fund has a Governance Committee comprised solely of Independent Trustees who are "independent" as defined in the NYSE Listing Standards. The Fund's Board of Trustees has adopted a written charter for the Governance Committee. The Fund's Governance Committee's mission under its charter is to review, evaluate, and enhance the effectiveness of the Fund's Board of Trustees in its role in governing the Fund and to oversee management of the Fund in accordance with the Corporate Governance Guidelines, which have been adopted by the Fund's Board of Trustees.

The Fund's Governance Committee reviews, discusses and makes recommendations to the Board of Trustees relating to those issues that pertain to the effectiveness of the Board of Trustees in carrying out its responsibilities in governing the Fund and overseeing the Fund's management. The members of the Fund's Governance Committee are Dr. Jain, Mr. Lewin and Ms. Stebbins. Mr. Lewin is the Chairman of the Fund's Governance Committee. The Fund's Governance Committee met one time during the fiscal year ended September 30, 2010.

Nominating Committee. The Fund has a Nominating Committee comprised soley of Independent Trustees who are "independent" as defined in the NYSE Listing Standards. The Fund's Board of Trustees has adopted a written charter for the Nominating Committee. The Nominating Committee charter is not available on the Fund's website but was included as Exhibit A to the Fund's Proxy Statement dated April 30, 2009.

The Fund's Nominating Committee requires that each prospective trustee candidate have a college degree or equivalent business experience and that each candidate is not serving in a similar capacity on the board of a registered investment company which (i) is not sponsored or advised by the Fund's investment adviser or its affiliates and (ii) the Board in its discretion has determined to be competitive with the Fund taking into account such registered investment company's investment mandate. The Fund's Nominating Committee may also take into account other factors when considering and evaluating potential trustee candidates, including but not limited to: (i) availability and commitment to attend meetings and perform responsibilities of the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) the candidate's ability, judgment and expertise; and (vi) the overall diversity of the Board's composition.

The Fund's Nominating Committee may identify prospective trustees from any reasonable source, including, but not limited to, the consultation of third-party trustee search services. The Fund's Nominating Committee will consider potential trustee candidates recommended by shareholders, provided that the proposed candidates (i) satisfy any minimum qualifications of the Fund for its trustees; (ii) are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund or the Adviser; and (iii) are "independent" as defined in the NYSE Listing Standards. In order to be evaluated by the Committee, trustee candidates recommended by shareholders must also meet certain eligibility requirements as set out in the Committees' charter. Other than those eligibility requirements, the Committee shall not evaluate shareholder trustee candidates in a different manner than other candidates. The standard of the Committee is to treat all equally qualified candidates in the same manner.

All recommendations by shareholders must be received by the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund's proxy statement for the next annual meeting of the Fund. Each shareholder or shareholder group must meet the requirements stated in the Nominating Committee's charter in order to recommend a candidate. A shareholder or shareholder group may not submit more than one candidate per year. When recommending a trustee candidate, shareholders must include in their notice to the Fund's Secretary: (i) the shareholder's contact information; (ii) the trustee candidate's contact information and the number of Fund shares owned by the proposed candidate; (iii) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Act of 1934, as amended; and (iv) a notarized letter executed by the trustee candidate, stating his or her intention to be a nominee and be named in the Fund's proxy statement, if nominated by the Board of Trustees, and to serve as a trustee, if so elected. Once a recommendation has been timely received in proper form, the candidate will be asked to complete an eligibility questionnaire to assist the Fund in assessing the candidate's qualifications as a potential Independent Trustee and as someone who is "independent" under the NYSE Listing Standards. The Nominating Committee will make such determinations in its sole discretion and such determinations shall be final.

The members of the Fund's Nominating Committee are Dr. Jain, Mr. Lewin and Ms. Stebbins. Mr. Lewin is the Chairman of the Fund's Nominating Committee. The Fund's Nominating Committee met three times during the fiscal year ended September 30, 2010.

Valuation Committee. The Board has delegated to the Fund's Valuation Committee general responsibility for determining, in accordance with the Fund's valuation procedures, the value of assets held by the Fund on any day on which the net asset value per share is determined. The Valuation Committee may appoint, and has appointed, a Sub-Committee made up of employees and officers of the Adviser to deal with day to day valuation decisions, subject to oversight by the Valuation Committee. The Valuation Committee shall meet as often as necessary to ensure that each action taken by the Sub-Committee is reviewed within a calendar quarter of the occurrence. In connection with its review, the Valuation Committee shall ratify or revise the pricing methodologies authorized by the Sub-Committee since the last meeting of the Valuation Committee. The Valuation Committee is charged with the responsibility of determining the fair value of the Fund's securities or other assets in situations set forth in the Fund's valuation procedures.

The members of the Fund's Valuation Committee are Mr. Oddleifson, Mr. Pohotsky and Mr. Reardon. Mr. Pohotsky is the Chairman of each Funds' Valuation Committee. Each Fund's Valuation Committee met four times during the fiscal year ended September 30, 2010.

Qualified Legal Compliance Committee. The Fund has a Qualified Legal Compliance Committee ("QLCC") comprised solely of Independent Trustees. The Fund's Board of Trustees has adopted a written charter for the QLCC. The principal purpose of the Fund's QLCC is to review and respond to reports of Evidence of a Material Violation (as defined in the QLCC charter). Reporting Evidence of a Material Violation is required under the Standards of Professional Conduct for Attorneys adopted by the U.S. Securities and Exchange Commission (the "SEC") under the Sarbanes-Oxley Act of 2002 (the "Standards"). Under the Standards, if an attorney appearing and practicing before the SEC in the representation of an issuer, such as the Fund, becomes aware of Evidence of a Material Violation by the issuer or by any officer, trustee, employee or agent of the issuer, the Standards provide for the attorney to report such evidence to the issuer's QLCC forthwith. In discharging its role, the QLCC is granted the power to investigate any Evidence of a Material Violation brought to its attention with full access to all books, records, facilities and personnel of the Fund and the power to retain outside counsel, auditors or other experts for this purpose.

The members of the Fund's QLCC are Messrs. Lewin, Oddleifson and Pohotsky. Mr. Pohotsky is the Chairman of the Fund's QLCC. The Fund's QLCC did not meet during the fiscal year ended September 30, 2010.

Attendance. During the fiscal year ended September 30, 2010, the Fund's Board of Trustees held four meetings; the Fund's Audit Committee held four meetings; the Fund's Governance Committee held one meeting; the Fund's Nominating Committee held three meetings; and the Fund's Valuation Committee held four meetings.

Each of the Trustees attended at least 75% of the aggregate number of meetings of the Board of Trustees and the Committees of the Board of Trustees on which such Trustee served.

Compensation of Trustees and Officers

For the fiscal year ended September 30, 2010 the Fund paid its Independent Trustees an annual fee of $20,000. Additionally, the Fund currently pays each Independent Trustee $500 for each Board and Committee meeting attended in person and $250 for each Board and Committee meeting attended by telephone. Currently, the Chairman of the Board of Trustees, the Chairman of the Audit Committee and the Chairman of the Valuation Committee of the Fund receives an additional annual fee of $2,500. Currently, the Chairman of the Nominating Committee and the Chairman of the Governance Committee of the Fund receives an additional annual fee of $1,250. Independent Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings. For the fiscal year ended September 30, 2010, the Independent Trustees as a group received $190,992 from the Fund for fees and reimbursed expenses. The Fund did not directly pay any additional compensation to the Trustees for the fiscal year ended September 30, 2010. The Fund has entered into a Services Agreement (the "Agreement") with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the fiscal year ended September 30, 2010 these payments amounted to $77,880 for the Fund. Trustees and officers of the Fund who hold positions with the Adviser receive indirect compensation from the Fund in the form of the investment advisory fee paid to the Adviser. The following table sets forth information regarding compensation of Trustees by the Fund for the fiscal year ended September 30, 2010, but does not include expenses.

Compensation Table

For the fiscal year ended September 30, 2010

Name of Person, Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as part of the Fund's Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from both Funds in Fund Complex Paid to Trustees
Independent Trustees
Rakesh K. Jain, Ph.D.	$24,000	N/A	N/A	$48,000
Lawrence S. Lewin	$28,500	N/A	N/A	$57,000
Eric Oddleifson	$26,750	N/A	N/A	$53,500
Oleg M. Pohotsky	$31,000	N/A	N/A	$62,000
William S. Reardon	$2,200	N/A	N/A	$4,400
Uwe E. Reinhardt, Ph.D.	$23,250	N/A	N/A	$46,500
Lucinda H. Stebbins, CPA	$26,000	N/A	N/A	$52,000
Interested Trustees
Daniel R. Omstead, Ph.D.	$0	N/A	N/A	$0

Executive Officers

Set forth below is information for at least the last five years with respect to the executive officers of the Fund who do not also serve as Trustees. Each officer has been elected by the Board of Trustees and serves at the pleasure of the Trustees.

Laura Woodward, CPA (42), 2 Liberty Square, 9th Floor, Boston MA 02109: Chief Compliance Officer, HQH, HQL and Hambrecht & Quist Capital Management LLC (since 2009); Secretary and Treasurer, HQH and HQL (since 2009); Senior Manager, PricewaterhouseCoopers LLP (prior to 2009).

Required Vote

The Fund's Declaration of Trust states that the Trustees shall be elected by a plurality of the Fund's shares voting at the Annual Meeting. The Trustees recommend a vote FOR all nominees.

INFORMATION PERTAINING TO THE ADVISER

The Adviser is a limited liability company organized under the laws of Delaware. Under the Fund's Investment Advisory Agreement, the Adviser is responsible for the management of the Fund's assets, subject to the supervision of the Board of Trustees. The Adviser manages the investments of the Fund in accordance with its investment objective and policies. The Adviser is also obligated to supervise and perform certain administrative and management services and is obligated to provide the office space, facilities, equipment and personnel necessary to perform its duties. Except for a portion of the salary of the Funds' Chief Compliance Officer, the salaries of all officers of the Fund and all personnel of the Fund or of the Adviser performing services relating to research, statistical or investment activities, and of all Trustees who are Interested Persons of the Fund or of the Adviser, are paid by the Adviser. The Adviser is located at 2 Liberty Square, 9th Floor, Boston, MA 02109.

Daniel R. Omstead Ph.D. serves as President and Chief Executive Officer of the Adviser. The address for Dr. Omstead is c/o the Adviser at 2 Liberty Square, 9th Floor, Boston, MA 02109.

REPORT OF THE AUDIT COMMITTEE OF THE FUND

The Fund's Audit Committee reviewed and discussed the Fund's audited financial statements with management for the Fund's fiscal year ended September 30, 2010, and discussed with the Fund's independent registered public accountants, Deloitte &Touche LLP, the matters required to be discussed by ASC 950, Communication with Audit Committees, which includes, among other items, matters relating to the conduct of an audit of the Fund's financial statements. The Fund's Audit Committee received written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with Deloitte & Touche LLP its independence. Based on its review and discussions with management and Deloitte & Touche LLP, the Fund's Audit Committee recommended to the Board of Trustees that the Fund's audited financial statements for the Fund's fiscal year ended September 30, 2010, be included in the Fund's Annual Report filed with the SEC.

Proposal 2
RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS

Pursuant to the 1940 Act, at a meeting called for such purpose on May 17, 2011, the Fund's Audit Committee approved the appointment of Deloitte & Touche LLP as the independent registered public accountants for the fiscal year ending September 30, 2011, and a majority of the Board of Trustees of the Fund, including a majority of the Independent Trustees, subsequently ratified the appointment. The Fund has been advised that neither Deloitte & Touche LLP nor any of its partners has any direct or material indirect financial interest in the Fund, nor has had any connection during the past three years with the Fund in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

Accounting services to be performed by Deloitte & Touche LLP for the Fund will consist of the examination of the annual financial statements of the Fund, consultation on financial, accounting and reporting matters, review and consultation regarding various filings with the SEC and attendance at some meetings of the Board of Trustees. Deloitte & Touche LLP also will perform non-audit services consisting of review of income tax returns of the Fund.

A representative of Deloitte & Touche LLP will be present and available for questioning at the Annual Meeting and will have an opportunity to make a statement.

The following tables set forth the aggregate fees billed for professional services rendered by Deloitte & Touche LLP to the Fund during the Fund's two most recent fiscal years:

Fiscal year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2010	$74,500	$0	$4,500	$0
2009	$74,500	$0	$0	$0

All of the services described in the table above were approved by the Audit Committees pursuant to its pre-approval policies and procedures (the "Pre-Approval Policies and Procedures") which are summarized below to the extent that such services were required to be pre-approved by the Audit Committee.

The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Fund and to the Adviser, or an affiliate thereof that provides ongoing services to the Fund, amounted to $4,500 for the fiscal year ended September 30, 2010 and $0 for the fiscal year ended September 30, 2009.

The Fund's Audit Committee has adopted Pre-Approval Policies and Procedures pursuant to which the Committee pre-approves all audit and non-audit services provided by the Fund's independent auditor (the "Auditor") and any non-audit services provided by the Auditor to the Funds' Adviser and the service affiliates ("Service Affiliates") during the period of the Auditor's engagement to provide audit services to the Fund, if those services directly impact the Fund's operations and financial reporting. Audit services include those typically associated with the annual audit such as evaluation of internal controls. Non-Audit services include certain services that are audit-related, such as consultations regarding financial accounting and reporting standards and tax services. Certain services may not be provided by the Auditor to the Fund's or the Fund's service affiliates without jeopardizing the Auditor's independence. These services are deemed prohibited services and include certain management functions; human resources services; broker-dealer, investment adviser or investment banking services; legal services; and expert services unrelated to the audit. Other services are conditionally prohibited and may be provided if the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Fund's financial statements. These types of services include bookkeeping; financial information systems design and implementation; appraisal or valuation services; actuarial services; and internal audit outsourcing services.

The Pre-Approval Policies and Procedures require Audit Committee approval of the engagement of the Auditor for each fiscal year and approval of the engagement by at least a majority of the Fund's Independent Trustees. In determining whether to engage the Auditor for its audit services, the Audit Committee will consider the Auditor's proposed fees for the engagement, in light of the scope and nature of the audit services that the Fund will receive. The Pre-Approval Policies and Procedures also permit the Audit Committee to pre-approve the provisions of types or categories of permissible non-audit services for the Fund and its service affiliates on an annual basis at the time of the Auditor's engagement and on a project-by-project basis. At the time of the annual engagement of the Fund's Auditor, the Audit Committee is to receive a list of the categories of expected non-audit services with a description and an estimated budget of fees. In their pre-approval, the Audit Committee should determine that the provision of the service is consistent with, and will not impair, the ongoing independence of the Auditor and set any limits on fees or other conditions they find appropriate. Non-audit services may also be approved on a project-by-project basis by the Audit Committee consistent with the same standards for determination and information.

The Audit Committee may also appoint a member of the Committee to pre-approve non-audit services that have not been pre-approved or material changes in the nature or cost of any non-audit services previously pre-approved. The member may not pre-approve any project the estimated budget (or budgeted range) of fees of which exceed or may exceed $15,000. Any actions by the member are to be ratified by the Audit Committee by the time of their next scheduled meeting. The Fund's Pre-Approval Policies and Procedures are reviewed annually by the Audit Committee, and the Fund maintains a record of the decisions made by the Committee pursuant to these procedures.

Required Vote

The selection of Deloitte & Touche LLP as the Fund's independent public accountants for the fiscal year ending September 30, 2011 is submitted to shareholders for ratification and requires approval by a majority of the Fund's shares voting at the Annual Meeting. The Trustees recommend a vote FOR the selection of Deloitte & Touche LLP as the independent registered public accountants of the Fund.

Proposal 3
AMENDMENT TO THE DECLARATION OF TRUST

The Trustees have approved and recommend that the shareholders of the Trust authorize the Trustees to adopt and execute Amendment No. 1 to the Amended and Restated Declaration of Trust in the form attached to this proxy statement as Exhibit A (the "Declaration Amendment"). If the proposal is approved, the Declaration Amendment would amend Section 3.4 of the Trust's existing Amended and Restated Declaration of Trust (the "Declaration of Trust") as described below and in Exhibit A. The Declaration Amendment is intended to give the Trustees the ability to cause the Fund to repurchase its outstanding shares (i) without regard to the price at which the Fund's shares trade in the market and the amount of the discount that such price represents relative to the net asset value per share from time to time and (ii) at a price per share in excess of 90% of the net asset value per share.

Section 3.4 of the Declaration of Trust presently reads as follows:

"The Trustees shall have the power to issue, sell, purchase, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VII and VIII hereof, to apply to any such repurchase, retirement, cancellation or acquisition of Shares any funds or property of the Trust whether capital or surplus or otherwise, to the full extent now or hereafter permitted by the 1940 Act and the laws of the Commonwealth of Massachusetts governing business corporations; provided, however, that any repurchase of Shares may be made only if Shares are trading at a purchase price that is 10% or more below net asset value per Share and the Fund may purchase the Shares only at a purchase price that is 10% or more below net asset value per Share."

If approved, the Declaration Amendment would delete the final clause of Section 3.4 to eliminate the restrictions on share repurchases based on the market price and repurchase price of shares.

ADOPTION OF THE DECLARATION AMENDMENT WILL NOT ALTER IN ANY WAY THE TRUSTEES' EXISTING FIDUCIARY OBLIGATIONS TO ACT WITH DUE CARE AND IN THE INTERESTS OF THE FUND AND ITS SHAREHOLDERS. BEFORE DETERMINING TO CONDUCT SHARE REPURCHASES, THE TRUSTEES MUST FIRST CONSIDER THE INTERESTS OF THE FUND AND ITS SHAREHOLDERS AND THEN ACT IN ACCORDANCE WITH SUCH INTERESTS.

Adoption of the Declaration Amendment will not result in any changes in the Fund's Trustees or officers or in the investment policies described in the Fund's current prospectus. Under the Declaration of Trust, the Trustees may amend the Declaration of Trust with the affirmative vote of the lesser of: (a) 67% or more of the outstanding shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Trustees believe that it would be in the best interest of the Fund and its shareholders to eliminate the provisions of the Declaration of Trust described above because these provisions limit the authority of the Trustees to cause the Fund to repurchase its outstanding shares in the open market or through tender offers ("Share Repurchases") as a possible means of narrowing trading discounts or for other purposes. The Fund's shares are listed for trading on the New York Stock Exchange ("NYSE"), are not subject to redemption at the option of shareholders, and are bought and sold on the open market. As such, the Fund's shares may trade at a discount or premium to the Fund's net asset value. Like the shares of many other closed-end funds, the price at which the Fund's shares have traded in the secondary market has been higher or lower than the Fund's net asset value per share from time to time. There are several measures that may reduce or eliminate a trading discount, including public relations programs, a managed distribution policy, and Share Repurchases. Although the Trustees do not have a duty to take action to eliminate or reduce a trading discount, as part of their efforts to enhance shareholder value, the Trustees regularly consider whether the Fund's shares are trading in the market at a discount to the net asset value per share and various options to address any discount. For example, the Trustees have adopted and the Fund implements a managed distribution policy pursuant to which the Fund currently declares and pays a distribution (in cash or shares, as instructed by shareholders) in an amount equal to 2% of its net asset value per fiscal quarter. The Trustees annually consider whether to cause the Fund to make Share Repurchases, and the Trustees have in the past authorized Share Repurchases in the open market. Share Repurchases are one option that the Trustees may consider when the Fund's shares are trading at a discount, but the provisions of the Declaration of Trust prohibit the Fund from making Share Repurchases unless (i) the shares are trading in the market at a price that is 10% or more lower than the net asset value per share and (ii) the repurchase price is no higher than 90% of the net asset value per share. The Trustees believe that this prohibition unduly restricts their ability to authorize Share Repurchases, should the Trustees determine that Share Repurchases are in the best interest of the Fund and its shareholders.

At this time the Trustees have not approved any Share Repurchase. Any Share Repurchase would require the approval of a majority of the Trustees. In considering a Share Repurchase proposal, the Trustees must act in accordance with their fiduciary duties and in a manner that the Trustees believe to be in the best interests of the Fund and its shareholders after considering a variety of relevant factors, including whether the Share Repurchase would be consistent with the investment and other policies of the Fund; the potential effect of the Share Repurchase on the asset size of the Fund, the Fund's expense ratio and the ability of the Fund to implement its investment strategies and achieve its investment objective; the opportunity for liquidity offered by the Share Repurchase to participating shareholders; other steps the Trustees have taken or might take to address a discount and to create a measure of additional liquidity for Fund shareholders; the possibility that the Share Repurchase would have the effect of reducing the Fund's trading discount, both on a near-term basis and over the long term; and such other factors as the Trustees deem relevant.

The Trustees believe that the proposed adoption of the Declaration Amendment is in the best interests of the Fund and its shareholders. Accordingly, the Trustees recommend that the shareholders vote FOR the proposal to approve the Declaration Amendment. If the proposal is not approved by the Fund's shareholders, the Declaration of Trust will remain unchanged and in effect for the Fund.

Required Vote

Under the Declaration of Trust, the Trustees may amend the Declaration of Trust with the affirmative vote of the lesser of: (a) 67% or more of the outstanding shares of the Fund present at the Annual Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. The Trustees recommend a vote FOR the amendment to the Declaration of Trust.

Proposal 4
SHAREHOLDER PROPOSAL

[The proponent of this proposal has agreed to withdraw the proposal, upon satisfaction of certain conditions. If withdrawn by the proponent, the Fund will omit the proposal from the Fund's definitive proxy statement.]

A beneficial owner of shares of HQH (the "Proponent") has informed HQH that the Proponent intends to present a proposal for a shareholder vote at the meeting, requesting that the Board of Trustees (the "Board") take steps to eliminate HQH's classified board structure that has been in place since HQH's inception. If approved, this proposal would recommend that the Board consider changing the term for which Trustees serve on the Board from three years to one year. The Proponent's name and address and the number of shares owned by the Proponent will be furnished by HQH upon request.

If properly presented, the following proposal will be voted on at the meeting. Voting on this matter would serve only as an advisory vote for the Board to reconsider its classified board structure. As required by the rules of the SEC, the text of the Proponent's resolution and supporting statement, for which the Fund accepts no responsibility, are included below exactly as submitted by the Proponent. The Board's statement in opposition to the Proponent's proposal immediately follows.

For the reasons discussed below, your Board of Trustees is committed to maintaining HQH's classified board structure and therefore unanimously recommends that shareholders vote AGAINST the Proponent's proposal (Proposal 3).

Proponent's Proposal:

RESOLVED, that the shareholders of H&Q Healthcare Investors ("HQH") hereby request that the Board of Directors of HQH (the "Board") take the necessary steps to declassify the Board so that all directors are elected on an annual basis. Such declassification shall be completed in a manner that does not affect the unexpired terms of the previously elected directors.

Proponent's Supporting Statement:

We believe the annual election of all directors encourages board accountability to its shareholders, and is generally held to be the standard for corporate governance best practices. In fact, Egan-Jones Proxy Services, Glass, Lewis & Co. and RiskMetrics Group/ISS, three of the leading proxy advisory firms, plus The Council of Institutional Investors, a nonprofit association of public, union and corporate pension funds with combined assets that exceed $3 trillion, all recommend that all members of the board be elected annually.

Currently, the Board is divided into three classes serving staggered three-year terms. A classified board protects the incumbents, which in turn dilutes the voice of shareholders and limits board accountability. We strongly believe the classification of the Board is strong proof the Board is not acting in the best interest of shareholders.

RiskMetrics Group/ISS has noted that "the only real motive for implementing a [classified board] is to make it more difficult to change control of the board" and that "empirical evidence has suggested that [a classified board] is not in shareholders' best interests from a financial perspective."

In this difficult market and economic environment, accountability for performance must be given to the shareholders whose capital has been entrusted in the form of share investments in HQH. We believe that if the Board was annually accountable to shareholders, the Board would address the HQH's:

• Excessive Discount to Net Asset Value ("NAV"). Since 2008, HQH has traded at a persistent and excessive discount to NAV. In fact, since October 2008, HQH's shares have had an average discount of more than 18%, bottoming out at an incredible 28.7% discount to NAV on December 1, 2009.

• Failure to Conduct Effective Accretive Share Repurchases. HQH had for years failed to authorize share repurchases until September 2009 when HQH authorized a one-year repurchase program of up to 10% of the outstanding shares. According to HQH, "the share repurchase program was intended to enhance shareholder value and potentially reduce the discount [to NAV]." In April 2010, when the discount to NAV was 16% and HQH had only repurchased 1.8% of its outstanding shares, HQH terminated the program.

• History has shown that the Board has repeatedly chosen to maximize fee income for the manager rather than value for shareholders.

Enacting this proposal would provide shareholders with the opportunity to annually evaluate and weed out ineffective directors, which would, we believe, keep the Board focused on maximizing shareholder value, its true responsibility.

For a greater voice in the corporate governance of HQH and to increase the accountability of the Board to shareholders, vote FOR this proposal to declassify the Board.

Response of the Board of Trustees

The Board of Trustees unanimously recommends that shareholders vote against the Proponent's proposal (Proposal 4).

The Board believes that the Fund's classified board structure provides significant long-term benefits and that the Proponent's proposal to eliminate the Fund's classified board structure is NOT in the best interests of the Fund and its shareholders. Therefore, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST THIS PROPOSAL.

Stability and Continuity: The Fund's classified board structure is designed to provide stability and continuity to the Fund by seeking to ensure that, at any given time, a majority of trustees serving on the Board have in-depth knowledge and experience with the Fund's closed-end fund structure, unique investment strategy, investment objectives and focus on the healthcare and life sciences industries.

Importance of Specialized Knowledge and Experience, Especially in Healthcare: The Fund is a specialized sector fund that invests principally in specialized subsectors within the healthcare and life sciences industries. The Board considers it important that a significant number of trustees have knowledge and experience in those industries, and the Board takes into account relevant industry and related experience, among other factors, when reviewing each prospective candidate for nomination.

In addition, the Fund may invest up to 40% of its net assets in securities of privately held companies and restricted securities of publicly traded companies. The values of such securities are determined by a "fair valuation" process, which is overseen by the Board's Valuation Committee. The Board considers it important that trustees serving on the Valuation Committee have experience in the healthcare and life sciences industries and/or with the valuation of companies and securities. Continuity in oversight of the valuation process also is important, as such securities are often long-term holdings. A classified board structure is designed to ensure that the Board continuously includes trustees with such specialized knowledge and experience with the Fund's portfolio holdings.

As a closed-end investment company, the Fund is subject to significant regulation and benefits from an active and experienced Board. The Fund's trustees have a broad range of responsibilities and must invest significant time to become and remain knowledgeable about these regulatory requirements. If all trustees were elected annually, most or all of the Fund's trustees could be replaced at one time, potentially resulting in a loss of the Board's accrued institutional memory with respect to the Fund's history, development, and policies and procedures. The Board believes that experienced trustees who are knowledgeable about the Fund's regulated operating environment, its unique strategy and its focus on the healthcare and life sciences industries are a valuable resource that serve the best interests of the Fund's shareholders and that the classified board structure helps the Fund's Board more effectively fulfill its oversight responsibilities.

Focus on Long-Term Investment Objectives, Including Venture Capital Investments: In addition, the classified board structure and staggered trustee terms are consistent with the Fund's long-term investment objectives. A classified board structure helps to ensure that the Board can focus on the long-term interests of shareholders and that shareholders who propose trustee candidates have the long-term interests of the shareholders in mind. Thus, the structure helps to protect the Fund from activists interested in short-term liquidity events, such as significant one-time tender offers, open-market share repurchases or distributions. Transactions likely to be pursued by such activists could involve significant returns of capital, increase the discount of the market price of the Fund's shares relative to net asset value over the long-term, and create unique liquidity issues for the Fund due to its illiquid venture capital and restricted securities portfolio. The classified board structure helps to protect the Fund against the efforts of activists intent on quickly taking control of the Fund and its assets and implementing a short-term liquidity transaction. While the structure will not preclude an activist from taking control, it should enhance the ability of the Board to negotiate the best results for all shareholders.

Enhanced Independence of the Board: The Board believes that electing trustees to three-year terms, rather than one-year terms, enhances the trustees' independence. Longer elected terms of office insulate the trustees from pressures from management, the investment adviser and special interest groups that may have agendas contrary to shareholders' long-term interests. As a result of being elected to three-year terms, rather than one-year terms, the Fund's trustees are more likely to express their views freely and act in the best long-term interests of the Fund and its shareholders, without short-term pressures related to annual nominations and elections.

Accountability to Shareholders: Trustees elected to three-year terms are as accountable to shareholders as those elected annually because they have the same fiduciary duties and legal obligations to the Fund and its shareholders. In addition, a classified board does not preclude long-term shareholders from voting in their own candidates. Shareholders currently have the right to replace approximately one-third of the Fund's trustees each year and all of the trustees over a three-year period.

Corporate Governance: The Board is committed to superior corporate governance and continually examines the Fund's practices in this area. Specifically, trustee independence is evaluated annually and the chairman of the Board, seven of the eight trustees, and the members of each standing committee are independent from the investment adviser. In addition, the Board and the audit committee annually conduct a self-assessment review, and two audit committee members qualify as "audit committee financial experts." Although neither Massachusetts law nor the Investment Company Act of 1940 (the "1940 Act") requires the Fund to hold annual shareholders' meetings for the election of trustees, the Fund holds annual meetings to satisfy requirements of the New York Stock Exchange rules for listed companies, which also permit classified boards. Moreover, the Proponent's statements regarding governance and classified boards are made with reference to operating companies. Unlike an operating company, the Fund, as a closed-end fund registered under the 1940 Act, is subject to extensive regulation with respect to governance and operations that requires independence of trustees and makes them accountable to shareholders.

Discount to Net Asset Value ("NAV") of the Fund's Shares: The Board regularly monitors the discount to NAV of the Fund's shares and considers actions to reduce that discount. The Board and management have taken steps to reduce the discount, including the managed distribution plan, a share repurchase plan, and fund promotion efforts.

Like the shares of many other closed-end funds, the price at which HQH's shares have traded in the secondary market has been higher or lower than HQH's net asset value per share from time to time. Although the Proponent asserts that HQH's discount was excessive in late 2008, during that period the shares of equity closed-end funds on average traded at a discount to net asset value ranging from approximately 9% to 20%, and the shares of other equity closed-end funds traded at discounts in excess of HQH's discount. Since that time, the Board has diligently acted to address HQH's discount by prudently suspending the managed distribution plan during the market crisis of 2008, subsequently implementing a share repurchase plan in September of 2009, and finally, in 2010, reinstating the managed distribution plan and increasing the rate HQH pays pursuant to the plan from 1.25% to 2% of net assets each quarter. Since the Board took these actions, HQH's discount to net asset value has declined to [ ]% as of [ ], 2011.

INFORMATION PERTAINING TO THE CUSTODIAN AND ADMINISTRATOR AND
TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

The Fund's securities and cash are held under a custodian contract by State Street Bank and Trust Company ("State Street"), whose principal business address is One Lincoln Street, Boston, MA 02111. State Street is also the Administrator of the Fund and also performs certain accounting related functions for the Fund, including calculation of net asset value and net income.

Computershare Inc. serves as Dividend Disbursing Agent. Computershare Trust Company, N.A., a fully owned subsidiary of Computershare Inc., serves as (1) the Plan Agent for the Fund's Dividend Reinvestment Plan and (2) the Transfer Agent and Registrar for Shares of the Fund. Computershare Trust Company, N.A. and Computershare Inc. have their principal business at 250 Royall Street, Canton, MA 02021.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act and Section 30(j) of the 1940 Act, as applied to the Fund, require the Fund's officers and trustees, investment manager, affiliates of the investment manager, and persons who beneficially own more than ten percent of a registered class of the Fund's outstanding securities ("Reporting Persons") to file reports of ownership of the Fund's securities and changes in such ownership with the SEC and the NYSE. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

Based solely upon its review of the copies of such forms received by it, and written representations from certain Reporting Persons that no year-end reports were required for those persons, each Fund believes that during the fiscal year ended September 30, 2010, its Reporting Persons complied with all applicable filing requirements.

OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Trustees is not aware that any matters are to be presented for action at the Annual Meeting other than those described above. Should other business properly be brought before the Annual Meeting, it is intended that the accompanying Proxy will be voted thereon in accordance with the judgment of the persons named as proxies.

PROXIES AND VOTING AT THE ANNUAL MEETING

Shareholders who execute proxies may revoke them at any time before they are voted by written notice to the Secretary of the Fund at 2 Liberty Square, 9th Floor, Boston, MA 02109, or by casting a vote at the Annual Meeting. Instructions on how to attend the meeting and vote in person can be obtained by calling (800) 451-2597. All valid proxies received prior to the Annual Meeting, or any adjournment(s) or postponements(s) thereof, will be voted at the Annual Meeting and any adjournments or postponements thereof.

The representation in person or by proxy of a majority of the outstanding shares of the Fund is necessary to constitute a quorum for transacting business at the Annual Meeting. For purposes of determining the presence of a quorum, abstentions and broker "non-votes" will be treated as shares that are present. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Proposals 1 and 2 to be voted upon by the shareholders involve matters that the NYSE considers to be routine and within the discretion of brokers to vote if no customer instructions are received. Proposals 3 and 4 to be voted upon by the shareholders involve matters that the NYSE considers to be non-routine and not within the discretion of brokers to vote if no customer instructions are received.

Proposal 1 requires the approval of a plurality of shares voting at the Annual Meeting (i.e., the two nominees receiving the greatest number of votes will be elected).

Each of Proposals 2 and 4 requires the approval of a majority of all votes validly cast at the Annual Meeting.

Proposal 3 requires the approval of the lesser of: (a) 67% or more of the outstanding shares of the Fund present at the Annual Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the votes for Proposal 1, 2, and 4. Abstentions and broker non-votes will have the effect of votes against Proposal 3.

Matters on which a choice has been provided will be voted as indicated on the proxy card and, if no instruction is given, the persons named as proxies will vote the shares represented thereby FOR all nominees for election as Trustee, FOR Proposals 2 and 3 and AGAINST Proposal 4, and will use their best judgment in connection with the transaction of such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

In the event that sufficient votes in accordance with the Trustees' recommendations on any Proposal are not received by July 8, 2011 or the necessary quorum has not been obtained, if other matters arise requiring shareholder attention, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Annual Meeting to permit further solicitation. Any such adjournment will require approval by a majority of the votes validly cast on the matter at the session of the Annual Meeting to be adjourned. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more items prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Abstentions and broker non-votes will be disregarded for purposes of voting on adjournment.

As of June 6, 2011, there were 25,787,913 shares of beneficial interest of the Fund issued and outstanding. Shareholders will be entitled to one vote for each share held. Only shareholders of record at the close of business on June 6, 2011, the record date, will be entitled to vote at the Annual Meeting. As of June 6, 2011, the Trustees and officers of the Fund individually and as a group beneficially owned less than 1% of the outstanding voting securities of the Fund. To the best of the Fund's knowledge, based upon filings made with the SEC, as of June 6, 2011, no persons or group beneficially owned more than 5% of the voting securities of the Fund.

PROPOSALS FOR 2012 ANNUAL MEETING

Shareholder proposals for the Fund's 2012 Annual Meeting must be received at the Fund's executive offices at 2 Liberty Square, 9th Floor, Boston, Massachusetts 02109 no later than February 10, 2012 for inclusion in the 2012 Proxy Statement and form of proxy, unless the meeting date is more than 30 days before or after July 8, 2012. Submission of such proposals does not insure that they will be included in the 2012 Proxy Statement or submitted for a vote at the 2012 Annual Meeting.

In addition, shareholder proposals for the 2012 annual meeting of shareholders (other than proposals submitted for inclusion in a Fund's 2012 Proxy Statement) must be submitted to the Fund's Secretary between March 10, 2012 and April 9, 2012, unless the meeting date is more than 30 days before or after July 8, 2012.

GENERAL

The Fund will pay the cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, Internet, telephone or telegraph. The solicitation of proxies will be largely by mail, but may include telephonic, electronic or oral communication by The Altman Group, Inc., a professional proxy solicitor retained by the Fund for an estimated fee of $30,000 plus out-of-pocket expenses. Banks, brokerage houses, nominees and other fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the shares of the Fund. The Fund may reimburse brokerage houses, nominees and other fiduciaries for postage and reasonable expenses incurred by them in forwarding of proxy material to beneficial owners. In addition, certain officers of the Fund and certain employees of the Adviser, who will receive no compensation for their services other than their regular salaries, may solicit the return of proxies personally or by telephone or facsimile.

A number of banks, brokers and financial institutions have instituted "householding". Under this practice, only one Proxy Statement may be delivered to multiple shareholders who share the same address and satisfy other conditions. The Fund will deliver promptly a separate copy of this Proxy Statement to a shareholder at a shared address upon request. To request a separate copy of this Proxy Statement, write or call the Fund at the address and phone number set forth above.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 21, 2011

The Proxy Statement for the Annual Meeting of Shareholders of H&Q Healthcare Investors is available at www.edocumentview.com/HQFunds.

H&Q HEALTHCARE INVESTORS

June 9, 2011

Exhibit A

AMENDMENT NO. 1, DATED AS OF [•], 2011, TO AMENDED AND RESTATED DECLARATION OF TRUST OF H&Q HEALTHCARE INVESTORS

WHEREAS, H&Q Healthcare Investors (the "Trust") is established as a Massachusetts business trust by the Amended and Restated Declaration of Trust dated April 21, 1987 (the "Declaration of Trust");

WHEREAS, the trustees of the Trust (the "Trustees") have determined that the Declaration of Trust should be amended as hereinafter set forth (the "Amendment");

WHEREAS, on ________, 2011 the shareholders of the Trust approved the Amendment in accordance with Section 8.3 of the Declaration of Trust;

NOW, THEREFORE, IT IS agreed as follows:

1.  Amendment to the Declaration of Trust. Section 3.4 of the Declaration of Trust is hereby amended to delete the phrase "; provided, however, that any repurchase of Shares may be made only if Shares are trading at a purchase price that is 10% or more below net asset value per Share and the Fund may purchase the Shares only at a purchase price that is 10% or more below net asset value per Share." from the end of Section 3.4, such that Section 3.4 shall read in its entirety as follows:

"The Trustees shall have the power to issue, sell, purchase, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VII and VIII hereof, to apply to any such repurchase, retirement, cancellation or acquisition of Shares any funds or property of the Trust whether capital or surplus or otherwise, to the full extent now or hereafter permitted by the 1940 Act and the laws of the Commonwealth of Massachusetts governing business corporations."

2.  Defined Terms; Confirmation of Other Terms of the Declaration of Trust. Any capitalized or other term used herein and not defined herein and which is defined in the Declaration of Trust, shall have the meaning assigned to it in the Declaration of Trust. The Declaration of Trust, as amended as provided herein, is hereby confirmed as being in full force and effect in accordance with its terms.

3.  Effective Date. This Amendment shall be effective as the date of its execution.

4.  Counterparts. This instrument may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the ___ day of _______, 2011 hereunto set their hands as of the date first above written.

/s/ ________________________

002CS1B559

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01CDNC 1 U PX + PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below B NOTE: Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. IMPORTANT ANNUAL MEETING INFORMATION H&Q HEALTHCARE INVESTORS For Against Abstain For Against Abstain For Withhold For Withhold 2. To ratify the selection of Deloitte & Touche LLP as the independent registered public accountants of the Fund for the fiscal year ending September 30, 2011. 5. In their discretion, on all other business that may properly come before the Annual Meeting and any adjournment(s) or postponement(s) thereof. 3. To approve and adopt the Amendment to the Declaration of Trust described in the attached proxy statement. A Proposals — The Board of Trustees recommends a vote FOR all the nominees listed, FOR Proposals 2 and 3 and AGAINST Proposal 4. 01 - Rakesh K. Jain 02 - Lucinda Stebbins 1. On the election of two Trustees: 4. Shareholder proposal regarding annual terms for Trustees, if properly presented. 1 1 5 7 1 3 2

 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. . Proxy for the Annual Meeting of Shareholders to be held July 8, 2011 This Proxy is Being Solicited on Behalf of the Board of Trustees The undersigned hereby appoints Daniel R. Omstead, Ph.D., Eric Oddleifson and Oleg M. Pohotsky, and each of them, proxies of the undersigned, with full powers of substitution, to vote at the Annual Meeting of Shareholders of H&Q HEALTHCARE INVESTORS (the “Fund”) to be held on July 8, 2011 at 9:00 A.M. Eastern Time, at the offices of the Fund, 2 Liberty Square, 9th Floor, Boston, Massachusetts 02109, and at any adjournment(s) or postponement(s) thereof, all the shares of the Fund outstanding in the name of the undersigned as follows on the reverse of this card. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND AGAINST PROPOSAL 4. PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. Proxy — H&Q HEALTHCARE INVESTORS

200 ClarendonStreet
27th Floor
Boston, MA 02116-5021
+1 617 728 7100 Main
+1 617 426 6567 Fax
www.dechert.com

JOSEPH R. FLEMING

joseph.fleming@dechert.com
+1 617 728 7161 Direct
+1 617 275 8392 Fax

May 20, 2011

VIA EDGAR

U.S. Securities and Exchange Commission

Division of Investment Management

100 F Street, N.E.

Washington, D.C. 20549-8626

RE:         H&Q Healthcare Investors

Preliminary Proxy Statement on Schedule 14A

File No. 811-04889

Ladies and Gentlemen:

H&Q Healthcare Investors (the “Company”) has today filed with the Securities and Exchange Commission a Preliminary Proxy Statement on Schedule 14A (the “Proxy Statement”) with respect to the 2011 Annual Meeting of Shareholders of the Company.  Among other matters, the Company intends to present at the Annual Meeting of Shareholders a proposal to amend the Company’s Declaration of Trust, as more fully described in the Proxy Statement.

If you have any questions or comments about the Proxy Statement, please feel free to contact the undersigned at 617.728.7161.  Thank you for your cooperation and attention to this matter.

Sincerely,

/s/ Joseph R. Fleming, Esq.

cc: Daniel R. Olmstead, Ph.D.

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